UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-197692

STAR ALLIANCE INTERNATIONAL CORP.

(Exact name of Registrant as specified in its charter)

Nevada	37-1757067
(State of incorporation)	(IRS Employer ID Number)

488 Soi Rachada Niwet Samsen Nok

Huai Khwang, Bangkok, Thailand 10310

_______________________________

Address of Principal Executive Office

(+65) 227 43404

Registrant’s telephone number, including area code

Asteriko Corp.
(Former name or former address, if changed since last report)

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Date of Report (Date of earliest event reported):

March 22nd, 2017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On January 6th, 2017, the Board of Directors of Star Alliance International Corp. (the “Company”) adopted an Amendment to its Articles changing the name of the Corporation to Star Alliance International Corp; and on January 10th, 2017, the Company additionally Amended its Articles to effectuate a Forward Stock Split of 5:1. FINRA gave final approval for said on March 17th, 2017; and the Depository Trust Company (“DTC”) granted their approval on March 22nd, 2017.

ITEM 9.01 EXHIBITS

  (d) Exhibits.

10.1       Board of Director’s Resolution Changing name to Star Alliance International Corp.

10.2       Board of Director’s Resolution for Forward Stock Split of 5:1

      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2017

Star Alliance International Corp.

/s/ Sompom Phatchan

By:   Somporn Phatchan, CEO

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